Exhibit 99.15a
                                                                --------------


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                  THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated July 1, 2006, ("Agreement") among Morgan Stanley Mortgage Capital Inc. ("Assignor"), Morgan Stanley Capital I Inc. ("Assignee") and Wells Fargo Bank, National Association (in such capacity, the "Company") and acknowledged by LaSalle Bank National Association ("LaSalle"), as trustee ("Trustee") of Morgan Stanley Mortgage Loan Trust 2006-11 (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer"):

                  For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.       Assignment and Conveyance

         The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain mortgage loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans") and (b) except as described below, that certain Master Seller's Warranties and Servicing Agreement dated as of April 1, 2006 (the "SWSA"), between the Assignor, as purchaser (the "Purchaser"), and the Company, as servicer, solely insofar as the SWSA relates to the Mortgage Loans. In connection with the transfer of the Mortgage Loans hereunder, the Company agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the SWSA.

                  The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the SWSA which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

2.       Recognition of the Company

         From and after the date hereof (the "Closing Date"), the Company shall and does hereby recognize that the Assignor will transfer the Mortgage Loans and assign its rights under the SWSA to the Assignee and that the Assignee will thereafter transfer the Mortgage Loans and assign its rights under the SWSA and this Agreement to the Trust created pursuant to a pooling and servicing agreement, dated as of July 1, 2006 (the "Pooling Agreement"), among the Assignee, Wells Fargo Bank, National Association, as securities administrator, the Master Servicer and the Trustee. The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, (iii) the Trust (including the Trustee and, with respect to the servicing of the Mortgage Loans, the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the SWSA, including, without limitation, the enforcement of the document delivery requirements set forth in Section 2.01 of the SWSA, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Owner (insofar as they relate to the rights, title and interest and, with respect to obligations of the Owner, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the SWSA insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the SWSA which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the SWSA with respect to the Mortgage Loans without the prior written consent of the Trustee and the Master Servicer.

3. Notwithstanding any statement to the contrary in Section 2 above, the Company shall and does hereby acknowledge that the indemnification provisions set forth in Section 3.03, Section 8.01 and the first instance of Section 9.01(f) of the SWSA shall be available to and for the benefit of the Assignor, the Assignee and the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf), as provided in the SWSA.

4.       Representations and Warranties

                  a. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Company other than those contained in the SWSA or this Agreement.

                  b. Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Agreement.

                  c. Each of the Assignor, Assignee and Company hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and with respect to the Company, similar laws administered by the FDIC affecting the contract obligations of insured banks and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  d. The Company hereby restates, as of the Closing Date (as defined in the Pooling Agreement, the representations and warranties set forth in Section 3.01 of the SWSA to and for the benefit of the Assignee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

5. The Company hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement and, therefore, has the right to enforce all obligations of the Company under the SWSA. Such rights will include, without limitation, the right to terminate the Company under the SWSA upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the SWSA, the right to receive all monthly reports and other data required to be delivered by the Company under the SWSA, the right to examine the books and records of the Company, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by the Assignor. The Company shall make all distributions under the SWSA to the Master Servicer by wire transfer of immediately available funds to:

                  Wells Fargo Bank, National Association
                  ABA Number:       121-000-248
                  Account Name:  Corporate Trust Clearing
                  Account number:  3970771416
                  For further credit to: 50933300, MSM 2006-11

                  The Company shall deliver all reports required to be delivered under this Agreement to the Master Servicer at the following address:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Client Manager, MSM 2006-11
                  Telecopier: (410) 715-2380

6.       Certain Matters Regarding the Trustee

         Each party hereto hereby agrees as follows:

         It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

7. Amendments to the SWSA

         The parties to this Agreement hereby agree to amend the SWSA as follows:

          a. With respect to Article I, "Permitted Investments" shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

          b. With respect to Article I, the definition of "Static Pool Information" shall be inapplicable.

          c. With respect to Article I, the definition of "Third-Party Originator" shall be inapplicable.

          d. Section 3.01(i) (Selection Process), Section 3.01(k) (Sale Treatment) and Section 3.01(m) (No Broker's Fees) of the SWSA shall be inapplicable.

          e. Section 3.02 shall be inapplicable.

          f. Section 4.05(vii) is hereby amended to add the term "Monthly Advances," prior to the term "Servicing Advances."

          g. The following is added as the second paragraph of Section 4.09:

                    "Amounts on deposit in the Custodial Account may at the option of the Servicer be invested in Permitted Investments. Any such Permitted Investment shall be made in the name of the Servicer in trust for the benefit of the Owner. All income on or gain realized from any such Permitted Investment shall be for the benefit of the Servicer and may be withdrawn from the Custodial Account at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account, by the Servicer out of its own funds immediately as realized."

          h. The words "on or before the Remittance Date" are hereby deleted from the first sentence of Section 4.17.

          i. The second sentence of the second paragraph of Section 5.01 is hereby amended and restated in its entirety as follows:

                    "Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive."

          j. The first paragraph of Section 5.02 is hereby amended and restated in its entirety as follows:

                    "Not later than the Remittance Report Date, the Company shall furnish to the Purchaser in an electronic form the information required by the reports attached hereto as
                    Exhibit II, or a form otherwise mutually agreed to by the Company and Purchaser, with a trial balance report attached thereto, as to the remittance period ending on the last day of the preceding month."

          k. Section 6.05 is hereby deleted in its entirety.

          l. The third clause of the first sentence of Section 6.07(ii) is hereby amended and restated as follows:

                    "which continues unremedied for fourteen (14) calendar days after the date on which such information,"

          m. Section 9.01(e)(i) is hereby deleted in its entirety.

          n. Section 9.01(e)(ii) is hereby deleted in its entirety.

          o. Section 9.01(e)(iii) is amended to require the Company to comply with the obligations thereof in connection with the purchase of servicing rights for the Specified Mortgage Loans.

          p. The following is added as the second paragraph of Section 9.01(e)(vii):

                    "The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

          q. Section 9.01(f)(i)(A) is amended to change the cross-reference regarding material provided in written or electronic form from "Section 9.01(f)" to "Section 9.01(e)".

          r. Section 10.01(ii) is hereby amended and restated in its entirety as follows:

                    "failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement (other than as set forth in Section 6.07) which continues unremedied for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or"

          s. Written notice provided in compliance with Sections 9.01 (e)(iv),
          (v) and (vi) of the SWSA shall be substantially in the form of
          Exhibit III to this Agreement.

8.       Miscellaneous

         A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement and the SWSA shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

         Any notices or other communications permitted or required under the Agreement to be made to the Assignor, Assignee, the Master Servicer, the Company, and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

         In the case of the Depositor:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Morgan Stanley Mortgage Loan Trust 2006-11

         In the case of the Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1625
                  Chicago, Illinois 60603
                  Attention: Global Securities and Trust Services MSM 2006-11

         In the case of the Company:

                  Wells Fargo Bank, N.A.

                  1 Home Campus
                  Des Moines, Iowa  50328-0001
                  Attention:  John B. Brown, MAC#X2401-042

              With a copy to

                  Wells Fargo Bank, N.A.
                  7485 New Horizon Way
                  Frederick, Maryland  21703
                  Attention:  Laurie McGoogan, MAC#X3901-01C

              With a copy to:

                  Wells Fargo Bank, N.A.
                  1 Home Campus
                  Des Moines, Iowa  50328-0001
                  Attention:  General Counsel, MAC#X2401-06T


9. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

10. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

11. This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

12. Each of this Agreement and the SWSA shall survive the conveyance of the Mortgage Loans and the assignment of the SWSA (solely with respect to the Mortgage Loans) by Assignor to Assignee and nothing contained herein shall supersede or amend the terms of the SWSA.

13. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

14. In the event that any provision of this Agreement conflicts with any provision of the SWSA with respect to the Mortgage Loans, the terms of this Agreement shall control.

15. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the SWSA.


                           [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                          MORGAN STANLEY MORTGAGE CAPITAL INC.


                                          By: /s/ Valerie Kay
                                             -----------------------------
                                          Name:   Valerie Kay
                                          Title:  VP


                                          MORGAN STANLEY CAPITAL I INC.


                                          By: /s/ Valerie Kay
                                             -----------------------------
                                          Name:   Valerie Kay
                                          Title:  VP


                                          WELLS FARGO BANK, N.A.


                                          By: /s/ Laurie McGoogan
                                             -----------------------------
                                          Name:   Laurie McGoogan
                                          Title:  VP



Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By: /s/ Patricia Russo
    -----------------------------------
    Name:   Patricia Russo
    Title:  VP

LASALLE BANK NATIONAL ASSOCIATION,
 as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-11


By: /s/ Rita Lopez
    -----------------------------------
    Name:   Rita Lopez
    Title:  VP

                                  Schedule I

                       Specified Mortgage Loan Schedule

            [see Schedule A to the Pooling and Servicing Agreement on file with the Servicer, the Master Servicer and the Depositor]

Exhibit IIA: Standard File Layout - Delinquency Reporting                                                             EXECUTION COPY

--------------------------------------------- -------------------------------------------------------------- --------- -------------
                                                                                                                          Format
Column/Header Name                                                     Description                            Decimal     Comment
--------------------------------------------- -------------------------------------------------------------- --------- -------------
SERVICER_LOAN_NBR                             A unique number assigned to a loan by the Servicer.  This
                                              may be different than the LOAN_NBR
--------------------------------------------- -------------------------------------------------------------- --------- -------------
LOAN_NBR                                      A unique identifier assigned to each loan by the originator.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
CLIENT_NBR                                    Servicer Client Number
--------------------------------------------- -------------------------------------------------------------- --------- -------------
SERV_INVESTOR_NBR                             Contains a unique number as
                                              assigned by an external servicer
                                              to identify a group of loans in
                                              their system.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
BORROWER_FIRST_NAME                           First Name of the Borrower.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
BORROWER_LAST_NAME                            Last name of the borrower.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
PROP_ADDRESS                                  Street Name and Number of Property
--------------------------------------------- -------------------------------------------------------------- --------- -------------
PROP_STATE                                    The state where the  property located.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
PROP_ZIP                                      Zip code where the property is located.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
BORR_NEXT_PAY_DUE_DATE                        The date that the borrower's next payment is due to the                  MM/DD/YYYY
                                              servicer at the end of processing cycle, as reported
                                              by Servicer.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
LOAN_TYPE                                     Loan Type (i.e. FHA, VA, Conv)
--------------------------------------------- -------------------------------------------------------------- --------- -------------
BANKRUPTCY_FILED_DATE                         The date a particular bankruptcy claim was filed.                        MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
BANKRUPTCY_CHAPTER_CODE                       The chapter under which the bankruptcy was filed.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
BANKRUPTCY_CASE_NBR                           The case number assigned by the court to the bankruptcy
                                              filing.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
POST_PETITION_DUE_DATE                        The payment due date once the bankruptcy has been approved               MM/DD/YYYY
                                              by the courts
--------------------------------------------- -------------------------------------------------------------- --------- -------------
BANKRUPTCY_DCHRG_DISM_DATE                    The Date The Loan Is Removed From Bankruptcy. Either by                  MM/DD/YYYY
                                              Dismissal, Discharged and/or a Motion For Relief Was
                                              Granted.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
LOSS_MIT_APPR_DATE                            The Date The Loss Mitigation Was Approved By The Servicer                MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
LOSS_MIT_TYPE                                 The Type Of Loss Mitigation Approved For A Loan Such As;
--------------------------------------------- -------------------------------------------------------------- --------- -------------
LOSS_MIT_EST_COMP_DATE                        The Date The Loss Mitigation /Plan Is Scheduled To End/Close             MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
LOSS_MIT_ACT_COMP_DATE                        The Date The Loss Mitigation Is Actually Completed                       MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
FRCLSR_APPROVED_DATE                          The date DA Admin sends a letter to the servicer with                    MM/DD/YYYY
                                              instructions to begin foreclosure proceedings.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
ATTORNEY_REFERRAL_DATE                        Date File Was Referred To Attorney to Pursue Foreclosure                 MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
FIRST_LEGAL_DATE                              Notice of 1st legal filed by an Attorney in a Foreclosure                MM/DD/YYYY
                                              Action
--------------------------------------------- -------------------------------------------------------------- --------- -------------
FRCLSR_SALE_EXPECTED_DATE                     The date by which a foreclosure sale is expected to occur.               MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
FRCLSR_SALE_DATE                              The actual date of the foreclosure sale.                                 MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
FRCLSR_SALE_AMT                               The amount a property sold for at the foreclosure sale.            2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
--------------------------------------------- -------------------------------------------------------------- --------- -------------
EVICTION_START_DATE                           The date the servicer initiates eviction of the borrower.                MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
EVICTION_COMPLETED_DATE                       The date the court revokes legal possession of the property              MM/DD/YYYY
                                              from the borrower.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
LIST_PRICE                                    The price at which an REO property is marketed.                    2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
--------------------------------------------- -------------------------------------------------------------- --------- -------------
LIST_DATE                                     The date an REO property is listed at a particular price.                MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
OFFER_AMT                                     The dollar value of an offer for an REO property.                  2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
--------------------------------------------- -------------------------------------------------------------- --------- -------------
OFFER_DATE_TIME                               The date an offer is received by DA Admin or by the Servicer.            MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
REO_CLOSING_DATE                              The date the REO sale of the property is scheduled to close.             MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
REO_ACTUAL_CLOSING_DATE                       Actual Date Of REO Sale                                                  MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
OCCUPANT_CODE                                 Classification of how the property is occupied.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
PROP_CONDITION_CODE                           A code that indicates the condition of the property.
--------------------------------------------- -------------------------------------------------------------- --------- -------------


--------------------------------------------- -------------------------------------------------------------- --------- -------------
PROP_INSPECTION_DATE                          The date a  property inspection is performed.                            MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
APPRAISAL_DATE                                The date the appraisal was done.                                         MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
CURR_PROP_VAL                                 The current "as is" value of the property based on brokers        2
                                              price opinion or appraisal.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
REPAIRED_PROP_VAL                             The amount the property would be worth if repairs are              2
                                              completed pursuant to a broker's price opinion or appraisal.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
If applicable:
--------------------------------------------- -------------------------------------------------------------- --------- -------------
DELINQ_STATUS_CODE                            FNMA Code Describing Status of Loan
--------------------------------------------- -------------------------------------------------------------- --------- -------------
DELINQ_REASON_CODE                            The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
MI_CLAIM_FILED_DATE                           Date Mortgage Insurance Claim Was Filed With Mortgage                    MM/DD/YYYY
                                              Insurance Company.
--------------------------------------------- -------------------------------------------------------------- --------- -------------
MI_CLAIM_AMT                                  Amount of Mortgage Insurance Claim Filed                                 No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
--------------------------------------------- -------------------------------------------------------------- --------- -------------
MI_CLAIM_PAID_DATE                            Date Mortgage Insurance Company Disbursed Claim Payment                  MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
MI_CLAIM_AMT_PAID                             Amount Mortgage Insurance Company Paid On Claim                    2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
--------------------------------------------- -------------------------------------------------------------- --------- -------------
POOL_CLAIM_FILED_DATE                         Date Claim Was Filed With Pool Insurance Company                         MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
POOL_CLAIM_AMT                                Amount of Claim Filed With Pool Insurance Company                  2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
--------------------------------------------- -------------------------------------------------------------- --------- -------------
POOL_CLAIM_PAID_DATE                          Date Claim Was Settled and The Check Was Issued By The Pool              MM/DD/YYYY
                                              Insurer
--------------------------------------------- -------------------------------------------------------------- --------- -------------
POOL_CLAIM_AMT_PAID                           Amount Paid On Claim By Pool Insurance Company                      2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
--------------------------------------------- -------------------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_FILED_DATE                   Date FHA Part A Claim Was Filed With HUD                                 MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_AMT                          Amount of FHA Part A Claim Filed                                   2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
--------------------------------------------- -------------------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_PAID_DATE                    Date HUD Disbursed Part A Claim Payment                                  MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_PAID_AMT                     Amount HUD Paid on Part A Claim                                    2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
--------------------------------------------- -------------------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_FILED_DATE                    Date FHA Part B Claim Was Filed With HUD                                MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_AMT                           Amount of FHA Part B Claim Filed                                  2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
--------------------------------------------- -------------------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_PAID_DATE                     Date HUD Disbursed Part B Claim Payment                                 MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_PAID_AMT                      Amount HUD Paid on Part B Claim                                   2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
--------------------------------------------- -------------------------------------------------------------- --------- -------------
VA_CLAIM_FILED_DATE                           Date VA Claim Was Filed With the Veterans Admin                          MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
VA_CLAIM_PAID_DATE                            Date Veterans Admin. Disbursed VA Claim Payment                          MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- --------- -------------
VA_CLAIM_PAID_AMT                             Amount Veterans Admin. Paid on VA Claim                            2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
--------------------------------------------- -------------------------------------------------------------- --------- -------------

Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
        o  ASUM-   Approved Assumption
        o  BAP-    Borrower Assistance Program
        o  CO-     Charge Off
        o  DIL-    Deed-in-Lieu
        o  FFA-    Formal Forbearance Agreement
        o  MOD-    Loan Modification
        o  PRE-    Pre-Sale
        o  SS-     Short Sale
        o  MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
        o  Mortgagor
        o  Tenant
        o  Unknown
        o  Vacant

The Property Condition field should show the last reported condition of the property as follows:
        o  Damaged
        o  Excellent
        o  Fair
        o  Gone
        o  Good
        o  Poor
        o  Special Hazard
        o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

------------------------ -------------------------------------------------------
Delinquency Code         Delinquency Description
------------------------ -------------------------------------------------------
001                      FNMA-Death of principal mortgagor
------------------------ -------------------------------------------------------
002                      FNMA-Illness of principal mortgagor
------------------------ -------------------------------------------------------
003                      FNMA-Illness of mortgagor's family member
------------------------ -------------------------------------------------------
004                      FNMA-Death of mortgagor's family member
------------------------ -------------------------------------------------------
005                      FNMA-Marital difficulties
------------------------ -------------------------------------------------------
006                      FNMA-Curtailment of income
------------------------ -------------------------------------------------------
007                      FNMA-Excessive Obligation
------------------------ -------------------------------------------------------
008                      FNMA-Abandonment of property
------------------------ -------------------------------------------------------
009                      FNMA-Distant employee transfer
------------------------ -------------------------------------------------------

------------------------ -------------------------------------------------------
011                      FNMA-Property problem
------------------------ -------------------------------------------------------
012                      FNMA-Inability to sell property
------------------------ -------------------------------------------------------
013                      FNMA-Inability to rent property
------------------------ -------------------------------------------------------
014                      FNMA-Military Service
------------------------ -------------------------------------------------------
015                      FNMA-Other
------------------------ -------------------------------------------------------
016                      FNMA-Unemployment
------------------------ -------------------------------------------------------
017                      FNMA-Business failure
------------------------ -------------------------------------------------------
019                      FNMA-Casualty loss
------------------------ -------------------------------------------------------
022                      FNMA-Energy environment costs
------------------------ -------------------------------------------------------
023                      FNMA-Servicing problems
------------------------ -------------------------------------------------------
026                      FNMA-Payment adjustment
------------------------ -------------------------------------------------------
027                      FNMA-Payment dispute
------------------------ -------------------------------------------------------
029                      FNMA-Transfer of ownership pending
------------------------ -------------------------------------------------------
030                      FNMA-Fraud
------------------------ -------------------------------------------------------
031                      FNMA-Unable to contact borrower
------------------------ -------------------------------------------------------
INC                      FNMA-Incarceration
------------------------ -------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

------------------------ -------------------------------------------------------
      Status Code        Status Description
------------------------ -------------------------------------------------------
          09             Forbearance
------------------------ -------------------------------------------------------
          17             Pre-foreclosure Sale Closing Plan Accepted
------------------------ -------------------------------------------------------
          24             Government Seizure
------------------------ -------------------------------------------------------
          26             Refinance
------------------------ -------------------------------------------------------
          27             Assumption
------------------------ -------------------------------------------------------
          28             Modification
------------------------ -------------------------------------------------------
          29             Charge-Off
------------------------ -------------------------------------------------------
          30             Third Party Sale
------------------------ -------------------------------------------------------
          31             Probate
------------------------ -------------------------------------------------------
          32             Military Indulgence
------------------------ -------------------------------------------------------
          43             Foreclosure Started
------------------------ -------------------------------------------------------
          44             Deed-in-Lieu Started
------------------------ -------------------------------------------------------
          49             Assignment Completed
------------------------ -------------------------------------------------------
          61             Second Lien Considerations
------------------------ -------------------------------------------------------
          62             Veteran's Affairs-No Bid
------------------------ -------------------------------------------------------
          63             Veteran's Affairs-Refund
------------------------ -------------------------------------------------------
          64             Veteran's Affairs-Buydown
------------------------ -------------------------------------------------------
          65             Chapter 7 Bankruptcy
------------------------ -------------------------------------------------------
          66             Chapter 11 Bankruptcy
------------------------ -------------------------------------------------------
          67             Chapter 13 Bankruptcy
------------------------ -------------------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing                                                                EXECUTION COPY

------------------------- ---------------------------------------------------- ------- --------------------------------------- -----
                                                                                                                                Max
Column Name               Description                                          Decimal Format Comment                           Size
------------------------- ---------------------------------------------------- ------- --------------------------------------- -----
SER_INVESTOR_NBR          A value assigned by the Servicer to define a group           Text up to 10 digits                     20
                          of loans.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
LOAN_NBR                  A unique identifier assigned to each loan by the             Text up to 10 digits                     10
                          investor.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
SERVICER_LOAN_NBR         A unique number assigned to a loan by the                    Text up to 10 digits                     10
                          Servicer.  This may be different than the LOAN_NBR.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
BORROWER_NAME             The borrower name as received in the file.  It is            Maximum length of 30 (Last, First)       30
                          not separated by first and last name.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
SCHED_PAY_AMT             Scheduled monthly principal and scheduled interest      2    No commas(,) or dollar signs ($)         11
                          payment that a borrower is expected to pay, P&I
                          constant.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
NOTE_INT_RATE             The loan interest rate as reported by the Servicer.     4    Max length of 6                           6
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
NET_INT_RATE              The loan gross interest rate less the service fee       4    Max length of 6                           6
                          rate as reported by the Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
SERV_FEE_RATE             The servicer's fee rate for a loan as reported by       4    Max length of 6                           6
                          the Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
SERV_FEE_AMT              The servicer's fee amount for a loan as reported        2    No commas(,) or dollar signs ($)         11
                          by the Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
NEW_PAY_AMT               The new loan payment amount as reported by the          2    No commas(,) or dollar signs ($)         11
                          Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
NEW_LOAN_RATE             The new loan rate as reported by the Servicer.          4    Max length of 6                           6
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
ARM_INDEX_RATE            The index the Servicer is using to calculate a          4    Max length of 6                           6
                          forecasted rate.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
ACTL_BEG_PRIN_BAL         The borrower's actual principal balance at the          2    No commas(,) or dollar signs ($)         11
                          beginning of the processing cycle.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
ACTL_END_PRIN_BAL         The borrower's actual principal balance at the end      2    No commas(,) or dollar signs ($)         11
                          of the processing cycle.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
BORR_NEXT_PAY_DUE_DATE    The date at the end of processing cycle that the             MM/DD/YYYY                               10
                          borrower's next payment is due to the Servicer, as
                          reported by Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
SERV_CURT_AMT_1           The first curtailment amount to be applied.             2    No commas(,) or dollar signs ($)         11
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
SERV_CURT_DATE_1          The curtailment date associated with the first               MM/DD/YYYY                               10
                          curtailment amount.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
CURT_ADJ_ AMT_1           The curtailment interest on the first curtailment       2    No commas(,) or dollar signs ($)         11
                          amount, if applicable.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
SERV_CURT_AMT_2           The second curtailment amount to be applied.            2    No commas(,) or dollar signs ($)         11
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----


SERV_CURT_DATE_2          The curtailment date associated with the second              MM/DD/YYYY                               10
                          curtailment amount.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
CURT_ADJ_ AMT_2           The curtailment interest on the second curtailment      2    No commas(,) or dollar signs ($)         11
                          amount, if applicable.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
SERV_CURT_AMT_3           The third curtailment amount to be applied.             2    No commas(,) or dollar signs ($)         11
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
SERV_CURT_DATE_3          The curtailment date associated with the third               MM/DD/YYYY                               10
                          curtailment amount.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
CURT_ADJ_AMT_3            The curtailment interest on the third curtailment       2    No commas(,) or dollar signs ($)         11
                          amount, if applicable.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
PIF_AMT                   The loan "paid in full" amount as reported by the       2    No commas(,) or dollar signs ($)         11
                          Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
PIF_DATE                  The paid in full date as reported by the Servicer.           MM/DD/YYYY                               10
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
                                                                                       Action Code Key: 15=Bankruptcy,           2
                                                                                       30=Foreclosure,, 60=PIF, 63=Substitution
                                                                                       65=Repurchase,70=REO
                                                                               ------- --------------------------------------- ----
ACTION_CODE               The standard FNMA numeric code used to
                          indicate the default/delinquent status
                          of a particular loan.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
INT_ADJ_AMT               The amount of the interest adjustment as reported       2    No commas(,) or dollar signs ($)         11
                          by the Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment amount, if            2    No commas(,) or dollar signs ($)         11
                          applicable.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount, if applicable.         2    No commas(,) or dollar signs ($)         11
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
LOAN_LOSS_AMT             The amount the Servicer is passing as a loss, if        2    No commas(,) or dollar signs ($)         11
                          applicable.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
SCHED_BEG_PRIN_BAL        The scheduled outstanding principal amount due at       2    No commas(,) or dollar signs ($)         11
                          the beginning of the cycle date to be passed
                          through to investors.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
SCHED_END_PRIN_BAL        The scheduled principal balance due to investors        2    No commas(,) or dollar signs ($)         11
                          at the end of a processing cycle.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
SCHED_PRIN_AMT            The scheduled principal amount as reported by the       2    No commas(,) or dollar signs ($)         11
                          Servicer for the current cycle -- only
                          applicable for Scheduled/Scheduled
                          Loans.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
SCHED_NET_INT             The scheduled gross interest amount less the            2    No commas(,) or dollar signs ($)         11
                          service fee amount for the current cycle
                          as reported by the Servicer -- only
                          applicable for Scheduled/Scheduled
                          Loans.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
ACTL_PRIN_AMT             The actual principal amount collected by the            2    No commas(,) or dollar signs ($)         11
                          Servicer for the current reporting cycle
                          -- only applicable for Actual/Actual
                          Loans.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
ACTL_NET_INT              The actual gross interest amount less the service       2    No commas(,) or dollar signs ($)         11
                          fee amount for the current reporting
                          cycle as reported by the Servicer --
                          only applicable for Actual/Actual Loans.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
PREPAY_PENALTY_ AMT       The penalty amount received when a borrower             2    No commas(,) or dollar signs ($)         11
                          prepays on his loan as reported by the Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----


PREPAY_PENALTY_ WAIVED    The prepayment penalty amount for the loan waived       2    No commas(,) or dollar signs ($)         11
                          by the servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----

------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
MOD_DATE                  The Effective Payment Date of the Modification for           MM/DD/YYYY                               10
                          the loan.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
MOD_TYPE                  The Modification Type.                                       Varchar - value can be alpha or numeric  30
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----
DELINQ_P&I_ADVANCE_AMT    The current outstanding principal and interest          2    No commas(,) or dollar signs ($)         11
                          advances made by Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------------- ----

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
         NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

          (a)

          (b) The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
               1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
               2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
               3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
               4-12. Complete as applicable. Required documentation:
                  * For taxes and insurance advances - see page 2 of 332 form
                  - breakdown required showing period
                    of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
                  * For escrow advances - complete payment history (to
                    calculate advances from last positive escrow balance forward)
                  * Other expenses - copies of corporate advance history showing all payments
                  * REO repairs > $1500 require explanation
                  * REO repairs >$3000 require evidence of at least 2 bids.
                  * Short Sale or Charge Off require P&L supporting the
                    decision and WFB's approved Officer Certificate
                  * Unusual or extraordinary items may require further
                    documentation.
               13.   The total of lines 1 through 12.
               (c) Credits:
               14-21. Complete as applicable. Required documentation:
                  * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.
                  * Copy of EOB for any MI or gov't guarantee
                  * All other credits need to be clearly defined on the 332
                    form
         22. The total of lines 14 through 21.

         Please Note:  For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)

               23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________                     Date:  _______________
         Phone:  ______________________   Email Address:_____________________


----------------------------------    --------------------------------------    --------------------------------------------
Servicer Loan No.                     Servicer Name                             Servicer Address


----------------------------------    --------------------------------------    --------------------------------------------

         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: _________________________________________________________
         Property Address: _________________________________________________________

         Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes         No
         If "Yes", provide deficiency or cramdown amount _______________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan                 $ ________________
              (1)
         (2)  Interest accrued at Net Rate                                       ________________
              (2)
         (3)  Accrued Servicing Fees                                             ________________
              (3)
         (4)  Attorney's Fees                                                    ________________
              (4)
         (5)  Taxes (see page 2)                                                 ________________
              (5)
         (6)  Property Maintenance                                               ________________
              (6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                          ________________
              (7)
         (8)  Utility Expenses                                                   ________________
              (8)
         (9)  Appraisal/BPO                                                      ________________
              (9)
         (10) Property Inspections                                               ________________
              (10)
         (11) FC Costs/Other Legal Expenses                                      ________________
              (11)
         (12) Other (itemize)                                                    ________________
              (12)
                  Cash for Keys__________________________                        ________________
              (12)


                                      18

                  HOA/Condo Fees_______________________                          ________________
              (12)
                  ______________________________________                         ________________
              (12)

                  Total Expenses                                               $ ________________
              (13)
         Credits:
         (14) Escrow Balance                                                   $ ________________
              (14)
         (15) HIP Refund                                                         ________________
              (15)
         (16) Rental Receipts                                                    ________________
              (16)
         (17) Hazard Loss Proceeds                                               ________________
              (17)
         (18) Primary Mortgage Insurance / Gov't Insurance                       ________________
              (18a) HUD Part A
                                                                                 ________________
              (18b) HUD Part B
         (19) Pool Insurance Proceeds                                            ________________
              (19)
         (20) Proceeds from Sale of Acquired Property                            ________________
              (20)
         (21) Other (itemize)                                                    ________________
              (21)
              _________________________________________                          ________________
              (21)

              Total Credits                                                    $ ________________
              (22)
         Total Realized Loss (or Amount of Gain)                               $ ________________
                  (23)

Escrow Disbursement Detail

---------------- -------------- --------------- -------------- --------------- --------------- --------------
     Type          Date Paid      Period of      Total Paid     Base Amount      Penalties       Interest
  (Tax /Ins.)                      Coverage
---------------- -------------- --------------- -------------- --------------- --------------- --------------
---------------- -------------- --------------- -------------- --------------- --------------- --------------

---------------- -------------- --------------- -------------- --------------- --------------- --------------

---------------- -------------- --------------- -------------- --------------- --------------- --------------

---------------- -------------- --------------- -------------- --------------- --------------- --------------

---------------- -------------- --------------- -------------- --------------- --------------- --------------

---------------- -------------- --------------- -------------- --------------- --------------- --------------

---------------- -------------- --------------- -------------- --------------- --------------- --------------

---------------- -------------- --------------- -------------- --------------- --------------- --------------

---------------- -------------- --------------- -------------- --------------- --------------- --------------

                                  EXHIBIT III


Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-11 - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section 9.01(e) [iv][v][vi] of the Master Seller's Warranties and Servicing Agreement, dated as of April 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as Servicer, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address [ ] [NAME OF PARTY] as [role]


                                                        By: __________________

                                                                         Name:

                                                                        Title: